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                                                                 EXHIBIT 10.20

                                           *** TEXT OMITTED AND FILED SEPARATELY
                                    PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST
                                            UNDER 17 C.F.R. SECTION 200.80(b)(4)
                                               AND RULE 406 UNDER THE SECURITIES
                                                         ACT OF 1933, AS AMENDED

                             AMENDMENT TO AGREEMENT

         THIS AMENDMENT TO AGREEMENT (the "Amendment") is made and entered into effective as of November 11, 2004 (the "Amendment Effective Date"), by and between STRUCTURAL GENOMIX, INC., a corporation organized and existing under the laws of the State of Delaware and having its principal place of business located at 10505 Roselle Street, San Diego, CA 92121 ("SGX") and ELI LILLY AND COMPANY., a corporation organized and existing under the laws of the state of Indiana and having its principal place of business at Lilly Corporate Center, Indianapolis, Indiana 46285, ("Lilly"). Lilly and SGX may be referred to herein as a "Party" or, collectively, as "Parties".

                                    RECITALS

         A. Lilly and SGX have entered into a Collaboration and License Agreement effective April 14, 2003, as amended July 1, 2003 and January 30, 2004 (the "Agreement"), under which the Parties have agreed to conduct a collaborative research program.

         B. The Parties desire to amend the terms of the Agreement as provided in this Amendment.

         NOW, THEREFORE, the Parties agree as follows:

1.       AMENDMENT OF THE AGREEMENT

         The Parties hereby agree to amend the terms of the Agreement as provided below, effective as of the Amendment Effective Date. To the extent that the Agreement is explicitly amended by this Amendment, the terms of the Amendment will control where the terms of the Agreement are contrary to or conflict with the following provisions. Where the Agreement is not explicitly amended, the terms of the Agreement will remain in force. Capitalized terms used in this Amendment that are not otherwise defined herein shall have the same meanings as such terms are defined in the Agreement.


         1.1 AMEND SECTION 4.1. Section 4.1 of the Agreement is hereby amended to delete subsection (c) in its entirety and replace it with the following: "(c)
(i) Within forty-five (45) days after the Amendment Effective Date, Lilly will pay SGX a non-refundable research fee of $2,500,000, provided however, that SGX has committed a total of [...***...] ([...***...]) [...***...] to the Research
Collaboration during the period between March 26, 2003 and the Amendment Effective Date; and (ii) within forty-five (45) days after the second anniversary of the Effective Date, Lilly will pay SGX a non-refundable research fee of $1,500,000, provided however, that SGX has committed a total of [...***...] ([...***...]) [...***...] to the Research Collaboration during the period between March 26, 2003 and the second anniversary of the Effective Date. If SGX has not honored such [...***...] ([...***...]) [...***...] commitment, then Lilly will pay SGX a pro-rated amount under sub-paragraph (ii) above, proportionate with the amount of FTEs that have actually been used as long as the total number of FTEs committed by SGX during the period between March 26, 2003 and the second anniversary of the Effective Date exceeds [...***...]."



                                       1.   ***CONFIDENTIAL TREATMENT REQUESTED


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2.       MISCELLANEOUS

         2.1 FULL FORCE AND EFFECT. This Amendment amends the terms of the Agreement and is deemed incorporated into, and governed by all other terms of, the Agreement. The provisions of the Agreement, as amended by this Amendment, remain in full force and effect.

         2.2 COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.



         IN WITNESS WHEREOF, the Parties have executed this Amendment in duplicate originals by their authorized officers as of the date and year first above written.

                             ELI LILLY AND COMPANY

                             By: /s/ [illegible]
                                 -------------------------------------

                             Title: VP, DCRT
                                    ----------------------------------


                             STRUCTURAL GENOMIX, INC.

                             By: /s/ Herbert G. Mutter
                                 -------------------------------------

                             Title: Vice President, Finance
                                    ----------------------------------




                                       2.